UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 19, 2013

FOOD TECHNOLOGY SERVICE, INC.

(Exact Name of Registrant as Specified in Charter)

Florida	0-19047	59-2618503
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

502 Prairie Mine Road

Mulberry, Florida 33860

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (863) 425-0039

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 5.02	Departure of Director

On October 19, 2013 FTSI President Richard Hunter received the attached letter of resignation (Exhibit A) from BOD member David Nicholds. Mr. Nicholds did not provide a reason for his resignation in his letter and the registrant is not aware of any disagreements on any matter relating to the operations, policies or practices of the registrant. Mr. Nicholds provided the registrant with an email regarding his his resignation (Exhibit B). The registrant believes this email stems from a 13d filing by a major shareholder requesting a special election to replace Mr. Nicholds and two other directors.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.

99.1	Copy of Resignation Letter.

99.2	Copy of email concerning circumstances surrounding Mr. Nicholds’ resignation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOOD TECHNOLOGIES SERVICE, INC. (Registrant)

Date: October 31, 2013	By:	/s/ Richard G. Hunter
Richard G. Hunter, Ph,D.
President

Exhibit “A”